                                                                  EXHIBIT 10.24



                                 EXECUTION COPY



________________________________________________________________________

                    FOURTEENTH SUPPLEMENTAL LEASE AGREEMENT

                                 by and between

                    MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

                                      and

                          FEDERAL EXPRESS CORPORATION

                          Dated as of January 1, 1996



AMENDING THE CONSOLIDATED AND RESTATED LEASE AGREEMENT DATED AS OF AUGUST 1, 1979 BETWEEN THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION.

________________________________________________________________________

                               TABLE OF CONTENTS


SECTION                                                                    PAGE
- ---------                                                                  ----

  1        Definitions...................................................   6

  2        Granting Leasehold............................................   6

  3        Term; Delivery and Acceptance of  Possession..................   7

  4        Rental........................................................   7

  5        Lease Agreement Still in Effect; Provisions Thereof Applicable
           to this Fourteenth Supplemental Lease Agreement...............   8

  6        Descriptive Headings..........................................   8

  7        Effectiveness of this Fourteenth Supplemental Lease Agreement.   8

  8        Execution of Counterparts.....................................   8

  9        Notary........................................................  10

 10        Leased Parcel Summary.........................................  11

 11        Rental Summary................................................  13


                    FOURTEENTH SUPPLEMENTAL LEASE AGREEMENT

     THIS FOURTEENTH SUPPLEMENTAL LEASE AGREEMENT, made and entered into as of the first day of December, 1995, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein sometimes referred to as "Authority"), a public and governmental body politic and corporate of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein sometimes referred to as "Tenant"), a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Tennessee,

                              W I T N E S S E T H:

     WHEREAS, Authority and Tenant on October 3, 1979 entered into a Consolidated and Restated Lease Agreement dated as of August 1, 1979;

     WHEREAS, Authority and Tenant on April 7, 1981 entered into a First Supplemental Lease Agreement dated as of April 1, 1981 (the "First Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land, buildings and equipment to be included in the Project as defined in the Lease Agreement all as set forth therein (such additional land, buildings and equipment being defined therein and hereinafter referred to as the "1981 Federal Express Project"), all as set forth therein; and

     WHEREAS, the Authority and Tenant on May 6, 1982 entered into a Second Supplemental Lease Agreement dated as of January 1, 1982 (the "Second Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in the Project, all as set forth therein; and

     WHEREAS, Authority and Tenant on December 9, 1982, entered into a Third

Supplemental Lease Agreement dated as of November 1, 1982 (the "Third Supplemental Lease Agreement") so as to release certain items consisting of Buildings and Leased Equipment in the 1981 Federal Express Project; and

     WHEREAS, Authority and Tenant on September 29, 1983 entered into a Fourth Supplemental Lease Agreement dated as of July 1, 1983 (the "Fourth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in the Project, all as set forth therein; and

     WHEREAS, Authority and Tenant on April 23, 1984 entered into a Fifth Supplemental Lease Agreement dated as of February 1, 1984 (the Fifth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

     WHEREAS, Authority and Tenant on November 19, 1984 entered into a Sixth Supplemental Lease Agreement dated as of April 1, 1984 (the "Sixth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

     WHEREAS, Authority and Tenant on November 19, 1984 entered into a Seventh Supplemental Lease Agreement dated as of June 1, 1984 (the "Seventh Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

     WHEREAS, Authority and Tenant on November 4, 1988, entered into a Eighth Supplemental Lease Agreement dated as of July 1, 1988, (the "Eighth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

     WHEREAS, Authority and Tenant on July 12, 1989, entered into a Ninth Supplemental Lease Agreement dated as of June 1, 1989, (the "Ninth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

     WHEREAS, Authority and Tenant on October 1, 1991, entered into a Tenth Supplemental Lease Agreement dated as of October 1, 1991, (the "Tenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

     WHEREAS, Authority and Tenant on July 1, 1994, entered into a Eleventh Supplemental Lease Agreement dated July 1, 1994, (the Eleventh Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

     WHEREAS, Authority and Tenant on July 1, 1993, entered into a Twelfth Supplemental Lease Agreement dated July 1, 1993, (the Twelfth Supplemental Lease Agreement") so as to release a certain parcel of land from the 1981 Federal Express Project as described on Exhibit 1 attached thereto; and

     WHEREAS, Authority and Tenant on June 1, 1995, entered into a Thirteenth Supplemental Lease Agreement dated June 1, 1995, (the Thirteenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project and so as to release a certain parcel of land from the 1981 Federal Express Project, all as set forth therein; and

     WHEREAS, the said Consolidated and Restated Lease Agreement dated as of October 3, 1979, together with the First through the Thirteenth Supplemental Lease Agreements is herein referred to as the "Lease Agreement" and

     WHEREAS, Authority and Tenant have agreed to further supplement the Lease Agreement so as to lease to Tenant certain additional land under this Fourteenth Supplemental Lease Agreement;

     NOW THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree, and each for itself does hereby covenant and agree, as follows:

     SECTION 1.         DEFINITIONS.   Except as otherwise provided herein, and
unless the context shall clearly require otherwise, all words and terms used in this Fourteenth Supplemental Lease Agreement which are defined in the Lease Agreement, shall, for all purposes of this Fourteenth Supplemental Lease Agreement, have the respective meanings given to them in the Lease Agreement.

     SECTION 2. GRANTING OF LEASEHOLD. In addition to the lease and demise to Tenant of the Land in the Lease Agreement, the Authority hereby leases and demises to Tenant, and Tenant hereby takes and hires from Authority, subject to the provisions and conditions set forth in the Lease Agreement and this Fourteenth Supplemental Lease Agreement, the additional land designated as new Lease Parcel 34 which is located on the Memphis-Shelby County Airport Authority property situated in Memphis, Shelby County, Tennessee, and being more particularly described as follows:

                                   PARCEL 34
                           (PARCEL WEST OF HANGAR 11)

     BEING A DESCRIPTION OF PART OF THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY PROPERTY, LOCATED IN MEMPHIS, SHELBY COUNTY, TENNESSEE AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     Beginning at a point on the north line of Winchester Road, said point being S85 43'52"E a distance of 40.00 feet from the intersection of said north line of Winchester Road with the easterly face of the Hurricane Creek vertical wall channel; thence N02 12'44"E along the western most east line of the Northwest Airlink Maintenance Facility Lease Parcel a distance of
     150.19 feet to a point; thence N04 08'27"E and continuing along said east line a distance of 427.19 feet to a point on the south line of said Lease Parcel; thence S85 46'02"E along said south line of said Lease Parcel a distance of 365.00 feet to the southeast corner of said Lease Parcel; thence N04 08'27"E along the east line of said Lease Parcel a distance of
     550.00 feet to a point; thence S85 46'02"E along a line 191.00 feet south of and parallel to Taxiway "A" a distance of 85.20 feet to the northwest corner of the property shown on the Final Plan of the Aviation Facilities P.D. as recorded in Plat Book 145, Page 37, at the Shelby County Register's Office; thence S03 58'23"W along the west line of the said Aviation Facilities property a distance of 386.06 feet to a point; thence S40 18'14"E a distance of 284.48 feet to a point; thence S04 40'50"W and continuing along the west line of the said Aviation Facilities property a distance of 534.87 feet to a point on the north line of said Winchester Road; thence N85 43'52"W along the north line of said Winchester Road a distance of 47.61 feet to a point; thence S49 16'08"W a distance of 5.66 feet to a point; thence N85 43'52"W and continuing along the north line of said Winchester Road a distance of 588.82 feet to the point of beginning and containing 433,461 square feet or 9.951 acres.


     SECTION 3. TERM; DELIVERY AND ACCEPTANCE OF POSSESSION. The terms of this Fourteenth Supplemental Lease Agreement shall commence on 12:01 A.M. on January 1, 1996, for the parcel described as 34 and shall expire at such time as the Lease Agreement shall expire, to-wit: August 31, 2012 or upon such earlier termination, extension or otherwise as provided therein. Authority shall deliver to Tenant sole and exclusive possession of that portion of the Land, leased hereby as of the date commencement of the term hereof, subject however, to Authority's right-of-entry set forth in Section 21 of the Lease Agreement.

     SECTION 4. RENTAL. In addition and supplemental to the rentals required to be paid to the Authority pursuant to Section 5 of the Lease Agreement (including all prior supplement lease agreements), during the term of this Fourteenth

Supplemental Lease Agreement, Tenant shall pay to the Authority in advance on the first business day of each month $3,525.48 in equal installments beginning January 1, 1996, a total rental payment of $42,305.79 per year, which the parties hereto agree is based upon an aggregate of 433,461 square feet of area at an annual rental rate of ($0.0976) per square foot.

     SECTION 5. LEASE AGREEMENT STILL IN EFFECT; PROVISIONS THEREFORE APPLICABLE TO THIS SUPPLEMENTAL LEASE AGREEMENT. All of the terms, provisions, conditions, covenants and agreements of the Lease Agreement, as supplemented shall continue in full force and effect as supplemented hereby, and shall be applicable to each of the provisions of this Fourteenth Supplemental Lease Agreement during the term hereof with the same force and effect as though the provisions hereof were set forth in the Lease Agreement.

     SECTION 6. DESCRIPTIVE HEADINGS. The descriptive headings of the sections of this Fourteenth Supplemental Lease Agreement are inserted for convenience of reference only and do not constitute a part of this Fourteenth Supplemental Lease Agreement and shall not affect the meaning, construction, interpretation or effect of this Fourteenth Supplemental Lease Agreement.

     SECTION 7. EFFECTIVENESS OF THIS SUPPLEMENTAL LEASE AGREEMENT. This Fourteenth Supplemental Lease Agreement shall become effective at 12:01 a.m. on January 1, 1996.

     SECTION 8.  EXECUTION OF COUNTERPARTS.   This Fourteenth Supplemental Lease
Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 9.  SUMMARIES.   For the convenience of both parties a leased
parcel summary and a rental summary are attached to this lease agreement.

     IN WITNESS WHEREOF, THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION have caused this Fourteenth Supplemental Lease Agreement to be duly executed in their respective behalfs, as of the day and date first above written.


WITNESS:                             MEMPHIS-SHELBY COUNTY AIRPORT
                                     AUTHORITY

   /s/ J. MCMICHAEL                  BY: /s/ LARRY D. COX
- --------------------------------        --------------------------------
Title:  Secretary                    TITLE:  PRESIDENT



Approved as to Form and Legality:


   /s/ R. GRATTAN BROWN, JR.
- ---------------------------------
Attorney for the Airport Authority



WITNESS:                             FEDERAL EXPRESS CORPORATION

   /s/ Ann Hoff                      BY:  /s/ D. M. Hurtado
- --------------------------------       -----------------------------------
Title:  Proj. Coord.                 TITLE:  Managing Director, Real Estate



                                              APPROVED
                                          AS TO LEGAL FORM
                                          /s/  pga 02/1/96
                                          ----------------
                                             LEGAL DEPT.

(STATE OF TENNESSEE  )
COUNTY OF SHELBY     )

  On this 15 day of February, 1996, before me appeared LARRY D. COX, to me personally known, who, being by me duly sworn (or affirmed), did say that he is the President of the Memphis-Shelby County Airport Authority, the within named Lessor, and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Authority by himself as such President.

MY COMMISSION EXPIRES

      April 30, 1996                          /s/ PAT STANFILL
- ------------------------------------      ---------------------------------
                                                 Notary Public

(seal)



STATE OF TENNESSEE  )
COUNTY OF SHELBY    )

  On this 5th day of February, 1996, before me appeared David M. Hurtado, to me personally known, who, being by me duly sworn (or affirmed), did say that he is a Managing Director of Federal Express Corporation, the within named Lessee, and that he as such Mng. Director, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself as such Mng. Director.

MY COMMISSION EXPIRES

      10-1-96                                   /s/ SANDRA C. WAITS
- -------------------------------             ------------------------------
                                                     Notary Public

(seal)

                     FEDERAL EXPRESS LEASED PARCELS SUMMARY

PARCEL                                                            EFFECTIVE
LEASE             ACRES     SQUARE FEET           AGREEMENT         DATE
- ------------     -------    -----------         --------------    ---------
                            BASE-LEASE
                            -----------

Revised  9     128.469                         Consolidated &      08/01/79
                                               Restated

10               1.612         70,200          Consolidated &      08/01/79
                                               Restated

11               1.044         45,359          Consolidated &      08/01/79
                                               Restated


                              PREVIOUS SUPPLEMENTS

12               2.707        117,915          First               04/01/81
                                               Supplemental
13               6.860        298,830          Second              01/01/82
                                               Supplemental
14              14.586        635,377          Fourth              07/01/83
                                               Supplemental
15              12.689        552,723          Fourth              07/01/83
                                               Supplemental
Rev 16  18.281 (19.685)       796,312          Fifth               02/01/84
                                               Supplemental
Rev 17 119.616(124.992)     5,210,477          Sixth               04/01/84
                                               Supplemental
18               2.717        118,353          Sixth               04/01/84
                                               Supplemental
19              41.606      1,812,352          Seventh             06/01/84
                                               Supplemental
25               0.435         18,933          Eighth              07/01/88
                                               Supplemental
20              11.275        491,127          Ninth               06/01/89
                                               Supplemental
27              11.192        487,512          Tenth               10/01/91
                                               Supplemental
32 (removed)    22.972      1,000,681          Twelfth             07/01/93
                                               Supplemental
27 A(West)       4.058        176,777          Eleventh            07/01/94
                                               Supplemental
27 B(West)       5.706        248,533          Eleventh            07/01/94
                                               Supplemental

PARCEL                                                                       EFFECTIVE
LEASE                      ACRES      SQUARE FEET     AGREEMENT                DATE
- --------------------       -----      -----------    ------------            ---------

Southwest
Ramp                       2.350      102,366        Eleventh                 07/01/94
                                                     Supplemental
33                         8.998      391,942        Thirteenth               06/01/95
                                                     Supplemental
36                         3.050      132,837        Thirteenth               06/01/95
                                                     Supplemental
Hangar 8 (removed)                  36,946,33        Thirteenth               06/01/95
                                                     Supplemental

                                THIS SUPPLEMENT
                                ---------------

34                         9.951      433,461        Fourteenth               01/01/96
                                                     Supplemental

                                    OPTIONS
                                    -------

21                        19.134      833,476        Option, Expires 5/31/99
22                         3.521      153,394        Option, Expires 5/31/99

                                  ASSIGNMENTS
                                  -----------

23                         5.923      258,008        Graber Assignment,
                                                     Expires 12/31/2000
                                                     Invoice FEC
                                                     Next Increase 1/1/2001

24                         9.964      434,030        Southwide Assignment
                                                     Expires 5/14/2013
                                                     Invoice FEC
                                                     Next Increase 5/15/98


26                         9.532      415,213        BICO Assignment,
                                                     Expires 7/31/2021
                                                     Invoice FEC
                                                     Next Increase 8/01/96

28                         10.68      465,221        Equitable Life Assignment
                                                     Expires 5/14/2013
                                                     Invoice FEC
                                                     Next Increase 5/15/98

                            RENTAL - FEDERAL EXPRESS
                           Effective January 1, 1996

                                     Annual
Category                Number of    Rental Rate      Annual
of Space               Square Feet   Per Sq. Ft.      Rental
- --------------------  -------------  -----------      ------

Bldg. T-376                   1,240     1.221     $    1,514.04
Unimproved Ground         5,452,282     0.098        534,323.64
Improved Apron            2,395,802     0.122        292,287.84
Hangar Property           72,092.67     0.903         65,099.68
Hangar Office                28,000     1.465         41,020.00
International Park        8,721,224     0.171      1,491,329.30
                      -------------    ------     -------------
                      16,670,640.67    $.1422     $2,425,574.50

                               BREAKDOWN OF SPACE


                                     Sq. Ft.       Sq. Ft.
                                     -------       -------

Bldg. T-376       Parcel 4            1,240
- ----------------                  ---------
                                                    1,240
Unimproved Ground Parcel 1          130,900
                  Parcel 2           50,000
                  Parcel 3          192,400
                  Parcel 4           32,540
                  Parcel 6           89,700
                  Parcel 9        1,167,337
                  Parcel 19       1,812,362
                  Parcel 20         491,127
                  Parcel 27A        176,777
                  Parcel 27B        248,533
                  Southwest Ramp    102,366
                  Parcel 33         391,942
                  Parcel 36         132,837
                  Parcel 34         433,461
                                  ---------
                                                5,452,282

Improved Apron    Parcel 1          850,250
                  Parcel 2          226,900
                  Parcel 7          577,540
                  Parcel 9          253,600
                  Parcel 27         487,512
                                  ---------
                                                2,395,802

                                     Sq. Ft.    Sq. Ft.
                                     -------    -------
Hangar Property       Parcel 1      44,336
                      Parcel 2   27,756.67
                                 ---------
                                                72,092.67

Hangar Office         Parcel 1      22,400
                      Parcel 2       5,600
                                 ---------
                                                   28,000


International Park    Parcel 5      24,000
                      Parcel 8     247,254
                      Parcel 9   1,586,172
                      Parcel 10     70,200
                      Parcel 11     45,359
                      Parcel 12    117,915
                      Parcel 13    298,830
                      Parcel 14    556,334
                      Parcel 15    552,723
                      Parcel 16    796,312
                      Parcel 17  4,288,839
                      Parcel 18     18,353
                      Parcel 25     18,933
                                 ---------
                                                8,721,224
                                                ---------

                                 TOTAL:      16,670,640.67


34638